                                                                    EXHIBIT 10.1

                                                                   July 27, 2001

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIASAT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                                     WARRANT

                           FOR THE PURCHASE OF SHARES
                                 OF COMMON STOCK
                                       OF
                                  VIASAT, INC.

                                  60,000 SHARES

                            VOID AFTER JULY 27, 2011

        THIS WARRANT (together with the Attachments and Schedule hereto, this "Warrant") is issued to COMSAT Corporation, a Lockheed Martin Global Telecommunications company and a District of Columbia corporation ("COMSAT"), on July 27, 2001 (the "Warrant Issue Date") by ViaSat, Inc., a Delaware corporation ("ViaSat"). This Warrant is issued pursuant to the terms of that certain Asset Purchase Agreement, dated as of July 13, 2001, by and between ViaSat and COMSAT (as hereafter amended or modified, the "Asset Purchase Agreement") in connection with the transactions contemplated by the Asset Purchase Agreement.

        1. Definitions. Terms used but not defined in this Warrant shall have the meanings ascribed to them in the Asset Purchase Agreement.

        2. Purchase Shares. Subject to the terms and conditions hereinafter set forth, COMSAT (together with its successors and assigns, the "Holder"), is entitled, upon vesting and surrender of this Warrant at the principal office of ViaSat (or at such other place as ViaSat shall notify the Holder in writing), to purchase from ViaSat up to Sixty Thousand (60,000) fully paid and nonassessable shares of common stock of ViaSat, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Paragraph 2 (the "Shares") shall be subject to adjustment pursuant to Paragraph 9 hereof.

        3.     Exercise Price.

               (a) The Development Work Warrants (as hereinafter defined) shall have an exercise price equal to the average of the high and low prices of ViaSat Common Stock as quoted on the Nasdaq National Market System and reported in The Wall Street Journal for each of the five (5) trading days immediately preceding the date the applicable contract for Development Work is executed.

               (b) The Revenue Warrants (as hereinafter defined) shall have an exercise price equal to the average of the high and low prices of ViaSat Common Stock as quoted on the Nasdaq National Market System and reported in The Wall Street Journal for each of the five (5) trading days immediately preceding the Closing Date.

               (c) In each case, the exercise price for the Shares shall be as adjusted from time to time pursuant to Paragraph 9 hereof.

        4.     Vesting; Exercise Period.

               (a) Vesting. The Warrant shall vest and become fully exercisable with respect to 10,000 Shares (up to a maximum of 60,000 Shares) for each (i) $5,000,000 of Revenues (as defined in Paragraph 5 below) in excess of $25,000,000 generated by the Business in each of the two (2) years following the date hereof upon determination of Revenues for each of the twelve-month periods contemplated by, and in accordance with, Paragraph 5 below (the "Revenue Warrants") and (ii) $5,000,000 of Development Work (as defined in Paragraph 5 below) contracted with ViaSat or its Affiliates within two years of the date hereof upon payment by LMGT or its Subsidiaries of an aggregate of $5,000,000 for such Development Work and upon payment of each $5,000,000 in the aggregate thereafter for any such Development Work (the "Development Work Warrants"). Upon the vesting of each 10,000 Shares, each of the parties hereto shall cause an authorized representative to insert the appropriate information into the Vesting Schedule, which is attached hereto as Schedule 4. The Shares shall be subject to COMSAT's registration rights, as set forth in the Registration Rights Agreement.

               (b) Exercise Period. This Warrant shall be exercisable to the extent vested, in whole or in part, at any time during the ten-year exercise period, which period shall commence on the Warrant Issue Date and end at 5:00 p.m. (EST) on July 27, 2011.

        5.     Determination of Revenues and Development Work.

               (a)    Calculation of Revenues.

               (i) For purposes of this Warrant, "Revenues" shall mean the aggregate gross revenues attributable to or generated by the Business, including any revenues generated or attributable to the licensing of Intellectual Property constituting Transferred Technology, or, to the extent permitted by the License Agreement, Licensed Technology; provided, however, that Revenues shall not include revenues for Development Work or work on projects of ViaSat existing on the Closing Date.




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               (ii) Promptly following each of the first and the second
anniversary of the date hereof, but in no event later than 60 days thereafter, ViaSat shall prepare and submit to COMSAT a statement setting forth, in reasonable detail, ViaSat's calculation of Revenue of the Business for the preceding twelve-month period together with detailed support for such calculation. If COMSAT disputes the correctness of the calculation of Revenue, COMSAT shall notify ViaSat of its objections within 45 days of receipt of ViaSat's calculations of Revenue and shall set forth, in reasonable detail, the reasons for such objections. If COMSAT fails to deliver such notice of objections, COMSAT shall be deemed to have accepted ViaSat's calculations. COMSAT and ViaSat shall endeavor in good faith to resolve any disputed matters within 20 days after COMSAT's delivery of a notice of objections. Any matters remaining in dispute after such 20-day period shall be submitted to an independent nationally known accounting firm selected by COMSAT and ViaSat to resolve the disputed matters and to determine the actual amount of Revenue for such twelve-month period. The determination of such firm in respect to the correctness of the disputed matters shall be conclusive and binding on the parties. The fees and expenses of such independent third party accounting firm shall be paid one-half by COMSAT and one-half by ViaSat.

               (iii) The calculation of Revenue shall be determined in accordance with ViaSat's historical practices and policies and in accordance with the policies, practices and procedures set forth on Schedule 5 attached hereto.

               (b)    Calculation of Development Work.

               (i) In the event that LMGT (or any of its Subsidiaries) and ViaSat (or any of its Affiliates) enter into any agreement relating to complex, satellite-based broadband development tasks to be performed by ViaSat (or any of its Affiliates) in support of LMGT (or any of its Subsidiaries) during the two-year period commencing on the date hereof, the parties shall, in connection therewith, determine the aggregate amount of payments paid to ViaSat (or its Affiliates) pursuant to such agreement. The amount of such payments shall constitute "Development Work" for purposes of this Agreement.

               (ii) In the event that there is any dispute in the aggregate amount of Development Work relating to any such agreement, the parties shall submit such dispute to an independent third party accounting firm for resolution. The determination of such firm in respect of the correctness of the disputed matters shall be conclusive and binding on the parties. The fees and expenses of such independent third party accounting firm shall be paid one-half by COMSAT and one-half by ViaSat.

        6. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Paragraph 4 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant, together with a duly executed copy of the form of Warrant Exercise Form attached hereto, to the Secretary of ViaSat at is principal offices; and




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               (b) the payment in cash or by certified or official bank check payable to the order of ViaSat in an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        7. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restricted legends, if applicable), and in any event within thirty (30) days after the delivery of the items referenced in Paragraph 6 above.

        8. Issuance of Shares. ViaSat covenants that the Shares, when issued pursuant to the exercise of this Warrant, shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        9. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) Subdivisions, Combinations and Other Issuances. If ViaSat shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Paragraph 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of ViaSat (other than as a result of a subdivision, combination, or stock dividend provided for in Paragraph 9(a) above), then appropriate provisions shall be made, and duly executed documents evidencing the same from ViaSat or its successor shall be delivered to the Holder hereof, so that such Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder hereof immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder hereof so that the provisions hereof shall thereafter be applicable with respect to any shares of stock of other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price hereunder, provided the aggregate Exercise Price shall remain the same.

               (c) Notice to Warrant Holder of Adjustment. Whenever the number of Shares is adjusted as herein provided, ViaSat shall cause to be mailed to the Holder in accordance with



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the provisions of this Paragraph 9 a notice (i) stating that an event giving rise to an adjustment hereunder has occurred, (ii) setting forth the adjusted number of Shares and adjusted Exercise Price, if applicable, and (iii) showing in reasonable detail the computations and the facts upon which such adjustments are based.

        10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares ViaSat shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        11. Restrictions on Transfer. The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the Securities Act or under the securities laws of any state. The Holder acknowledges that, upon exercise of this Warrant, the Shares to be issued upon such exercise will be subject to a Registration Rights Agreement dated July 27, 2001 and applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before they may be transferred following such exercise. The Holder agrees that the issuance of the Shares may be deferred until the issuance or sale of such Shares shall be lawful in all respects. The Holder acknowledges that a copy of the Registration Rights Agreement may be obtained upon written request to the Secretary of ViaSat. The restrictions imposed by this Paragraph 11 upon the exercise of this Warrant shall cease and terminate as to any particular Shares (i) when such Shares shall have been effectively registered and qualified under the Securities Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such Shares or (ii) when, in the reasonable opinion of counsel for ViaSat, such restrictions are no longer required in order to insure compliance with the Securities Act and all applicable state securities laws.

        12. Legends. Unless (i) the Shares have been registered under the Securities Act or (ii) in the reasonable opinion of counsel for ViaSat such legend is no longer required in order to ensure compliance with the Securities Act and all applicable state securities laws, upon exercise of this Warrant and the issuance of Shares hereunder, all certificates representing such Shares shall bear on the face thereof substantially the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

        13. Stockholder Rights. Prior to the exercise of this Warrant, the Holder hereof shall not be entitled to any rights of a stockholder with respect to the Shares until the date of issuance of the Shares.

        14. Transfer and Assignment.





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               (a) Except as set forth in this Paragraph 14, neither this
Warrant nor any rights hereunder may be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise); except that COMSAT may transfer this Warrant, or any portion of this Warrant, to an Affiliate or in connection with the sale of all or substantially all of its assets to a third party. This Warrant shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant contrary to the provisions of this Warrant shall be null and void and without legal effect.

               (b) Prior to any transfer of this Warrant or any rights hereunder (other than any transfer to an Affiliate that is directly or indirectly wholly owned by Lockheed Martin Corporation), the Holder shall give five (5) days prior written notice to ViaSat of such Holder's intention to effect such transfer (a "Transfer Notice"). The Holder agrees that the Holder will not sell, transfer or otherwise dispose of this Warrant or any rights hereunder, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration hereunder. Each Warrant issued upon such transfer shall bear the restrictive legend set forth on this Warrant, unless in the opinion of the transferee's or the Holder's counsel delivered to ViaSat that is reasonably satisfactory to ViaSat in connection with such transfer such legend is not required in order to ensure compliance with the Securities Act.

               (c) Notwithstanding the foregoing provisions of this Paragraph 14, the restrictions imposed by Paragraph 11 upon the transferability of this Warrant and the legend requirement of Paragraph 12 hereof shall terminate as to this Warrant or the Shares (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto or (ii) when the Holder or holder of Shares shall have delivered to ViaSat the written opinion of counsel to such holder reasonably satisfactory to ViaSat, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Paragraph 14 shall terminate as to this Warrant and the Shares, as hereinabove provided, the holder of the certificate evidencing such security shall be entitled to receive from ViaSat, at the expense of ViaSat, a new Warrant or a new certificate representing such Shares, as the case may be, not bearing the applicable restrictive legend.

               (d) The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, ViaSat, the Holder and their respective successors and assigns in accordance with this Paragraph 14.

        15. Lost or Destroyed Warrant. Upon receipt by ViaSat of evidence from Holder of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, ViaSat shall execute and deliver a new warrant of like tenor and date. The Holder agrees with ViaSat that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

        16. Notices. All notices required under this Warrant shall be deemed to have been given or made (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile, (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to ViaSat shall be sent to 6155 El Camino Real, Carlsbad, CA 92009; Fax: 760-929-3926, Attn: Gregory D. Monahan, or to such other place as ViaSat




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shall notify the Holder hereof in writing). Notices to the Holder hereof shall be sent to COMSAT Corporation, 6560 Rock Spring Drive, Bethesda, Maryland 20817;
Fax: 301-214-7185, Attn: General Counsel, or to such other place as the Holder shall notify ViaSat in writing).

        17. Attorney's Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        18. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        19. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

        20. Construction. As used in this Warrant, the plural shall include the singular and the singular shall include the plural.

        21. Governing Law. This Warrant shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).





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        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed by their respective authorized officers as of the day and year first above written.

                                      VIASAT, INC.


                                      By:______________________________________
                                           Name:
                                           Title:




                                      COMSAT CORPORATION


                                      By:______________________________________
                                           Name:
                                           Title:






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                              WARRANT EXERCISE FORM

        The undersigned hereby elects to exercise the within Warrant to the extent of purchasing _____________ shares of Common Stock of ViaSat, Inc., and hereby makes payment of $________________ in payment therefor; and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in the within Warrant, that a new warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Date: _____________                       _____________________________________
                                          Signature

                                          Address: ____________________________
                                          _____________________________________

*******************************************************************************

                       INSTRUCTIONS FOR ISSUANCE OF STOCK
         --------------------------------------------------------------
         (if other than to the registered holder of the within Warrant)

Name:__________________________________________________________________________
     (Please typewrite or print in block letters)

Address: ______________________________________________________________________

Social Security or Taxpayer Identification Number: ____________________________


*******************************************************************************

                                 ASSIGNMENT FORM

        FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto ________________________________________________________________
                    Name (Please typewrite or print in block letters) the rights to purchase Common Stock of ViaSat, Inc., a Delaware corporation, represented by the within Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________________, as its attorney in fact, to transfer the same on the books of ViaSat with full power of substitution in the premises.

Date: ______________                       ____________________________________
                                                   Signature

Accepted: _____________________________
          Name: _______________________
          Date: _______________________






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                                          SCHEDULE 4

                                       Vesting Schedule



                               NO. OF     EXERCISE
   DATE       VESTING DATE     SHARES       PRICE     COMSAT SIGNATORY      VIASAT SIGNATORY
   ----       ------------     ------       -----     ----------------      ----------------
                               10,000
                               10,000
                               10,000
                               10,000
                               10,000
                               10,000




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                                   SCHEDULE 5

             Policies, Practices and Procedures to Determine Revenue

        Revenues are derived from the sale of communications equipment, principally made up of the Linkway family of products, COMSAT Link Accelerators and INTELSAT High Speed TDMA equipment and derivatives of those products. Revenues from product sales are recognized at the time the equipment is shipped to the customer. In addition to the sale of products, revenues are derived from non-product sales that are comprised generally of services, such as program management services and consulting; the sale of network control and management systems and training in the operation of these systems. Revenues from non-product sales are recognized monthly as those non-product services are rendered or as may be modified in accordance with contract terms. Revenues derived from the licensing of Intellectual Property to third parties would be recognized at the earlier of the time at which they become due pursuant to an existing contractual commitment or the time at which they are received by the Business. The Business maintains a general reserve for uncollectable receivables of $20,000. The Business, however, does not on an ongoing basis accrue for uncollectable accounts receivable. Should a circumstance exist that would give rise to the accrual of additional accounts receivable reserves, the Business' established practice is to accrue for this as an expense, not as a reduction of revenue. Revenue on contracts containing advanced payments are recognized at the time the equipment is shipped or the non- product services are rendered. Should a product be returned, the practice adopted by the Business would be to reduce revenue in the period the product was returned by reversing the original transaction.



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